EXHIBIT 1

                                    AGREEMENT

                   In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that Amendment No. 6 to the Schedule 13D relating to the Common Stock, par value $0.20 per share, of NoFire Technologies, Inc., as the same may be amended from time to time hereafter, is being filed with the Securities and Exchange Commission on behalf of each of them.

Dated:  July 9, 2001

                                                     NF PARTNERS, LLC


                                                     By /s/ Andrew H. Tisch
                                                       -------------------------
                                                       Andrew H. Tisch, Manager

                                                     JMC INVESTMENTS LLC


                                                     By /s/ John Capozzi
                                                       -------------------------
                                                       John Capozzi, Manager

                                                     RAVITCH RICE & COMPANY LLC


                                                     By /s/ Donald S. Rice
                                                       -------------------------
                                                       Donald S. Rice,
                                                       Managing Director

                                                     BARRY L. BLOOM


                                                     By /s/ Barry L. Bloom
                                                       -------------------------
                                                       Barry L. Bloom

                                                     ROBYN SAMUELS


                                                     By /s/ Robyn Samuels
                                                       -------------------------
                                                       Robyn Samuels




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                                                     PAUL A. DOWNEY


                                                     By /s/ Paul A. Downey
                                                       -------------------------
                                                       Paul A. Downey

                                                     ROBERT N. DOWNEY


                                                     By /s/ Robert N. Downey
                                                       -------------------------
                                                       Robert N. Downey

                                                     ROBERT H. SAVAGE


                                                     By /s/ Robert H. Savage
                                                       -------------------------
                                                       Robert H. Savage

                                                     THOMAS M. STEINBERG


                                                     By /s/ Thomas M. Steinberg
                                                       -------------------------
                                                       Thomas M. Steinberg

                                                     JOHN CAPOZZI


                                                     By /s/ John Capozzi
                                                       -------------------------
                                                       John Capozzi

                                                     ANDREW H. TISCH


                                                     By /s/ Andrew H. Tisch
                                                       -------------------------
                                                       Andrew H. Tisch



                                Page 2 of 2 Pages